PROVIDENCE SERVICE CORP

Investor Presentation


LogistiCare



The patient journey starts with a ride

JANUARY 2020

PROVIDENCE SERVICE CORPORATION

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) asset impairment charges, (2) transaction expense, (3) restructuring and related charges including costs related to the corporate reorganization, (4) value enhancement initiative expense, (5) equity in net earnings or losses of investee, (6) gain or loss on sale of equity investments and (7) certain litigation related expenses or settlement income. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investee is excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

PROVIDENCE OVERVIEW

PRSC	1996	~$900M	$41M	$0	$68M
NASDAQ TICKER	FOUNDED	MARKET CAP (1)	Cash (2)	Debt (3)	LTM Adj. EBITDA (2)

PROVIDENCE SERVICE CORPORATION

LogistiCare | CIRCULATION

Matrix Medical Network

(43.6% Equity Investment or $155M Book Value) (4)

NET SERVICES

The largest manager of non-emergency medical transportation ("NEMT") programs for state governments and managed care organizations in the U.S. providing better access to care in the community

MATRIX INVESTMENT

Matrix provides high-touch, specialized care in the home or via mobile health clinics to help health plans and other at-risk entities improve quality management, revenue integrity, member satisfaction and care quality

(1) As of 1/3/2020. Includes 2M preferred shares on as-converted basis.
(2) As of 9/30/19.
(3) A of 12/31/19.
(4) Book Value as of 9/30/19. Providence's interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated financials.

PROVIDENCE / LOGISTICARE KEY THEMES

Who We Are and Why We Win

- ***Market Leader*** – Largest NEMT provider in the U.S. by 3x, manages 62 million trips annually with ubiquitous network of 5,000+ transportation providers across 49 states.
- ***Proven Track Record*** – 20+ years of managing risk and capitated markets while generating substantial savings for payors.
- ***Domain Expertise*** – Provides best-in-class solution to sophisticated NEMT brokerage model (Credentialing, Gatekeeping, Compliance).
- ***Leverageable Financial Profile*** – Strong cashflow generation and balance sheet flexibility.

Positive Secular Trends in Medicaid and Medicare Advantage

- Rapidly aging population, care in the community, focus on social determinants.
- Medicare-eligible NEMT beneficiaries expected to increase from 59.1 million in 2018 to over 80 million by 2030.

Embarking on Long-Term Profitability through Enhanced Technology Platform

- Combining the best attributes of our technology to improve customer and member experience.
- Automation through the use of technology to drive down waste and increase operational efficiency.

Growth through Adjacent Market Opportunities

- Ability to leverage and replicate experience as NEMT leader in similar markets.
- Untapped data lake of annual interactions across diverse member populations.

LEADERSHIP TEAM WITH PROVEN TRACK RECORD OF VALUE CREATION



DANIEL E. GREENLEAF, PRESIDENT & CEO (SINCE DEC 2019)

- 15+ years of experience as a president / CEO / Chairman leading public and private health care companies through periods of transformation and growth.
- Successful track-record of operational excellence and turnaround execution.
- Former President and CEO of BioScip, CEO and Chairman of Home Solutions, and CEO and President of Coram Specialty Infusion Services.



KEVIN DOTTS, CHIEF FINANCIAL OFFICER (SINCE AUG 2018)

- 30+ years of financial leadership experience in public and private companies.
- Previously CFO at Fusion, Internap, Culligan, EarthLink and various Financial Leadership roles at GE.



KATHRYN STALMACK, SVP, GENERAL COUNSEL AND SECRETARY (SINCE AUG 2019)

- 18+ years of leadership as healthcare, corporate and transactional attorney.
- Former General Counsel at BioScrip, and Healthcare Attorney & Partner at Polsinelli PC.



EFFIE CARLSON, EVP GROWTH (SINCE JUL 2019)

- 12+ years of healthcare leadership in operations, sales and government relations.
- Previously VP of Payor / Gov't Relations at Team Select Home Care and Area VP, Provider Network Management at CareCentrix.

LOGISTICARE IS THE LARGEST PROVIDER OF NEMT SERVICES

Revenue	National	Scale	Network	Lives	Trips	Calls
$1.49B	49	3x	5,000+	24M	62M	26M
LTM 9/30/2019	States	Largest Competitor	transportation providers and leading on-demand networks	Managed	Annually	Handled

What we do:

- ✓ We are the largest manager of outsourced NEMT services through our ubiquitous nationwide network of transportation providers ("TPs"), developed over two decades.

Why we do it:

- ✓ We enable access to healthcare that improves the health and quality of life of the populations served while also preventing reliance on higher cost settings of care.

Who we serve:

- ✓ We provide NEMT benefits and services to healthcare's most vulnerable and costly populations on behalf of Payors, State Governments and Providers.

Our value proposition:

- ✓ We provide value across the entire healthcare ecosystem.
- ✓ Provide capitated (i.e. per-member-per-month "PMPM"), multi-year contracts allowing for lower and predictable costs.
- ✓ Alleviation of transportation barriers improves outcomes and reduces healthcare costs for payors.
- ✓ Reduction of fraud, waste, and abuse significantly reducing NEMT program costs for payors.

WHY NEMT SERVICES MATTER







- ✓ **3.6M Medicaid members miss out on medical care annually due to a lack of transportation.**

- ✓ **21% of NEMT rides require specialized transport** which means brokers overly reliant upon Transportation Network Companies ("TNCs")cannot provide a fully responsive solution.

- ✓ Historically, taxi vouchers have proven vulnerable to fraud, waste and abuse, and offer **limited insight or financial control.**

- ✓ **With legacy delivery models,** rides must be ordered days in advance and patients often have to deal with lengthy pickup windows – creates additional windows that could be utilized.

- ✓ Discharged patients are often **waiting at length for rides,** which can become liability risks for hospitals – **market is in high demand for a solution to address this pain point.**

- ✓ **Patients are over-utilizing emergency services** in part because they lack transportation to get to urgent or primary care and follow-up appointments, presenting **new market opportunities.**

- ✓ Healthcare providers are burdened by the significant **financial impact of no-shows,** a problem that costs the U.S. healthcare system $150B annually.

Source: Health Management Technology, SCI Solutions.

POSITIONED TO BENEFIT FROM ATTRACTIVE INDUSTRY GROWTH DRIVERS

Medicaid enrollment
(lives in millions)


4%
2%
59
66
69
71
73
74
74
77
78
79
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

- The **Aged, Blind and Disabled population** represents 23% of the total Medicaid populations while accounting for ~80% of the total Medicaid NEMT spend.
- The aging population in the U.S. is expected to drive increased demand for NEMT services as age **65+ members seek more community-based care** (e.g. adult day care facilities).

Medicare Advantage enrollment
(lives in millions)


8%
10%
14
16
17
18
19
20
22
25
28
30
32
35
38
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

- **59.1M Medicare-eligible beneficiaries expected to rise to 80M by 2030.**
- **MA plans are becoming increasingly sophisticated** at identifying populations that can benefit from transport services to reduce overall cost of care in the long-term.

Source: 2018 Mayo Clinic Proceedings; Health Catalyst; Medicaid membership from CMS, Medicare Advantage membership from KFF and Medicare Advantage members with NEMT benefits from Health Affairs, LEK Volume XIX, Issue 69, MedPac.

DIVERSIFIED PAYOR & REVENUE MIX PROFILE

Revenue: Medicaid vs. Medicare



Medicaid 92%
Medicare 8%

Medicare Advantage enrollment growth and NEMT benefit expansion driving growth opportunity

Stable non-cyclical Medicaid business with significant growth opportunity within Medicare Advantage

Revenue: Contract Type



Other (Recon, FFS, ASO) 29%
Full-Risk Capitated 71%

Capitated contracts result in predictable cashflow derived from reoccurring PMPM revenue

Revenue: State vs. MCO



State 49%
MCO 51%

State Characteristics:
- *Multi-year (3-5 yrs)*
- *Often capitated*
- *Budget predictability for states*
- *Average state tenure: 11 years*

MCO Characteristics:
- *Evergreen*
- *Flexible contract type (FFS vs. Cap)*
- *Value / cost focused*
- *Leverage national payor relationships to win at the local plan level*

MULTIPLE LEVERS TO GROW EARNINGS

1 Operational Excellence and Technology Enhancement

- Single repeatable model to scale cost structure driving profitable growth
- Significant opportunity to use technology to drive automation and remove variability and manual work
- Build out enhanced technology solution with a focus on on-demand technology features to drive membership experience and demand

2 Expand within Existing Markets

- Need for NEMT services within the demographic served by the Company is growing faster than overall Medicaid population
- Focus on sales and growth team to drive new relations and strategic partnerships (i.e. Lyft partnership)
- Significant opportunity to expand upon MCO relationships and grow with customers as they enter new markets
- Customer voice – leverage positive Net Promoter Score to drive conversations at health plans

3 Expand Addressable Market

- Ability to leverage expertise in Medicaid to expand into adjacent markets and build services around workers' compensation, VA, and commercial programs
- Aggregator of information – leverage member interaction to monetize data

4 Opportunistic M&A

- Opportunity to enter into highly adjacent markets where the Company's technology and expertise can be leveraged
- Pipeline of regional and national tuck-in NEMT providers that are complementary to LogistiCare's core business
- Industry consolidation with the Company at the forefront as less technology advanced competitors struggle to keep up with rapidly evolving industry trends

LARGE ~$4B CORE NEMT MARKET, EXPANDABLE TO ~$12B

TOTAL: ~$12B


NEMT Adjacent Markets
$6.0B
On-demand healthcare transportation market opportunity including VA, Workers Comp, and Drug Adherence
Medicare Advantage Expansion:
$2.0B to $4.0B
Medicare Advantage growth – expansion of optional NEMT benefits (20M add'l members with NEMT benefits by 2030)
Required: On-Demand Capabilities
Core Market:
$4.3B
Current Core Medicaid and Medicare Advantage market is $4.3B with LogistiCare representing 35% of this market, or $1.5B

TECHNOLOGY TRANSFORMATION UNLOCKS SIGNIFICANT GROWTH OPPORTUNITIES

STRONG FINANCIAL PROFILE, FOCUSED ON CAPITAL ALLOCATION

REVENUE

$ MILLIONS


1,233.8
1,318.2
1,385.0
1,485.9
2016
2017
2018
LTM Q3:19

ADJUSTED EBITDA [1]

$ MILLIONS


66.8
59.5
72.8
68.4
2016
2017
2018
LTM Q3:19

ADJUSTED EBITDA LESS CAPEX [1]

$ MILLIONS


56.0
44.2
62.0
58.9
2016
2017
2018
LTM Q3:19

CAPITAL ALLOCATION OPPORTUNITIES

- Significant dry powder from unlevered balance sheet and strong cashflow generation profile
- Additional liquidation value opportunity in Matrix Equity Investment
- Investment opportunities in people, technology and automation
- Opportunistic M&A to accelerate growth
- Amending capital structure – preferred shareholder alternatives

(1) See appendix for a reconciliation of non-GAAP financial measures.

MATRIX – EQUITY INVESTMENT

Matrix Medical Network

PROVIDENCE'S 46.3% EQUITY INTEREST IN MATRIX REPRESENTS ADDITIONAL VALUE TO THE SHAREHOLDERS NOT INCLUDED IN THE COMPANY'S EARNINGS

By the Numbers:

6,000+	1,700	$50.2M	$293.4M
clinical providers	nurse practitioners, located across 50 states	LTM 9/30/2019 Adj. EBITDA [1]	9/30/2019 Net Debt

MATRIX DRIVES MEMBER ENGAGEMENT AND HEALTH PLAN ROI

- Matrix provides high-touch, specialized care in home or via mobile health clinics to help health plans and other at-risk entities improve quality management, revenue integrity, member satisfaction and care quality
- Services range from comprehensive health assessments, post-acute transitions, lab tests and sophisticated diagnostics to ongoing management of complex chronic conditions
- Provide the widest array of services and a streamlined and integrated experience for payors to help ensure higher quality outcomes at lower overall costs

VALUE PROPOSITION

- Unique offering of in-home and mobile clinic settings
- Improves care, quality management and revenue integrity across multiple lines of business
- Value-added screening tests improve overall health of members
- 99% coding accuracy
- 98% satisfaction score among health plan members served

(1) See appendix for a reconciliation of non-GAAP financial measures.

COMPELLING INVESTMENT OPPORTUNITY

- LARGE +$4 BILLION CORE NEMT MARKET WITH STRONG TAILWINDS
- REOCCURRING REVENUE, NON-CYCLICAL, ASSET-LIGHT OPERATING MODEL WITH LEVERAGEABLE CAPITAL STRUCTURE
- SCALED PLATFORM WITH NATIONAL REACH
- LONG STANDING INDUSTRY LEADER
- STRONG COMPETITIVE MOAT WITH HIGH BARRIERS TO ENTRY
- EMBARKING ON SIGNIFICANT TRANSFORMATION OPPORTUNITY TO ENHANCE EXPERIENCE AND DRIVE AUTOMATION



APPENDIX

PROVIDENCE
SERVICE
CORPORATION

MEDICAID NEMT MARKET DYNAMICS

Medicaid lives [1]



% of lives receiving NEMT directly from state
% of lives receiving NEMT from managed care
CA NY TX FL PA IL OH MI NC GA NJ WA AZ MA LA IN TN
CO MD KY MN VA WI SC OR MO AL AR CT OK NM IA MS NV WV KS HI RI UT MT ID ME DC DE NE AK NH VT SD ND WY

Medicaid enrollment projections (lives in millions)



Children
Adults
Blind and disabled
Aged
34 35 36 37 38 38 38 38 38 38 38 38
20 20 24 27 32 34 34 34 34 34 34 34
11 11 11 11 11 11 11 11 11 11 11 11
6 6 6 6 6 6 6 6 6 7 7 7
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Medicaid NEMT trips in 32 states, by treatment type [2]



Other care 12%
Adult day healthcare 5%
PT/Rehab 6%
Specialist visits 7%
Preventive services 15%
Dialysis 17%
Behavioral health 38%

For every funded medical trip that prevents a trip to the emergency department, the payback to the state for each $1 invested in its NEMT program is believed to be > 10x

Source: Journal of the American Medical Association, LogistiCare Solutions, Medicaid Spending and Enrollment Detail for CBO's May 2013 Baseline, Bank of Medicaid Gross Trips by Treatment Type (Nov. 2015), Health Management Associates.

(1) Medicaid landscape as of 08/31/2018; size of graphs vary based on size of Medicaid population receiving NEMT benefits.

(2) Data as of 2015.

GROWTH IN MANAGED MEDICAID AND MEDICARE

Enrollment (lives in millions)



Private Health Insurance
Medicare
Medicaid
287
320
359
51
69
80
46
54
72
190
197
207
2009
2015
2025

In most states that report their Medicaid MCO enrollment data, at least 50% of beneficiaries are in MCOs



Share of Medicaid beneficiaries in MCOs
>75% (8 states)
50-75% (7 states)
1-<50% (4 states)
Data not reported (20 states)
No MCOs (12 states)
As of September 2014
19 states reporting

Over two-thirds of Medicaid beneficiaries in the 19 reporting states are in MCOs

Share of Medicare beneficiaries enrolled in Medicare Private Plans, by state, 2016 (1)



National Average, 2016 = 31%
<10%
6 states
10% - 19%
10 states + DC
20% - 29%
11 states
30% - 39%
18 states
≥40%
5 states

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; KFF Medicaid Managed Care Market Tracker; Authors' analysis of CMS State/County Market Penetration Files, 2016; Note: Includes MSAs, cost plans and demonstrations. Includes Special Needs Plans as well as other Medicare Advantage plans.

(1) Excludes beneficiaries with unknown county addresses and beneficiaries in territories other than Puerto Rico.

ADJUSTED EBITDA RECONCILIATION (Continuing Ops)

$Millions	FYE 2018	FYE 2017	FYE 2016	LTM Q3:19
Revenue	$ 1,385.0	$ 1,318.2	$ 1,233.8	$ 1,485.9
Income from Cont Ops	18.2	51.1	23.4	5.0
Interest Expense, Net	1.8	1.2	1.5	1.8
Income Tax Provision	4.7	4.0	17.1	1.7
Depreciation and Amortization	15.8	13.6	12.8	17.7
EBITDA	**$ 40.5**	**$ 69.9**	**$ 54.8**	**$ 26.2**
Asset Impairment	14.2	-	1.4	13.5
Transaction Expense	7.2	-	-	10.7
Restructuring and Related Expense	8.7	1.9	0.9	9.2
Value Enhancement Initiative Implementation	2.8	6.1	2.0	0.6
Equity in Net Loss/(Gain) of Investee	6.2	(13.4)	6.2	8.2
(Gain) on Remeasure of Cost Method Investme	(6.6)	-	-	(0.0)
Litigation (Income)/Expense, net	(0.2)	(5.0)	1.6	0.0
Adjusted EBITDA	**$ 72.8**	**$ 59.5**	**$ 66.8**	**$ 68.4**
Less Capital Expenditures [(1)]	(10.8)	(15.3)	(10.8)	(9.5)
Adjusted EBITDA Less Capex	**62.0**	**44.2**	**56.0**	**58.9**

(1) Represents LogistiCare capex only. Excludes historical Holding Company capex.

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1)

$ Millions	LTM Q3:19
Revenue	$ 276.5
Net (loss)/income	(21.3)
Interest expense, net	22.5
Income tax benefit	(8.2)
Depreciation and amortization	48.9
EBITDA	$ 41.9
Management fee	2.4
Transaction costs	1.5
Severance expense	0.8
Integration expense	3.8
Adjusted EBITDA	$ 50.2
% Margin	*18.2%*
Reconciliation of Matrix Net Income to Equity (Loss	
Matrix Net Income standalone	$ (21.3)
Divided by Providence share (3)	43.6%
Equity in net (loss) gain of investee	$ (9.3)
Management fee and other	1.5
Net (loss) gain - equity investment	$ (7.8)

(1) Represents 100% of Matrix's results including the results of HealthFair since its acquisition of February 16, 2018. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated results in any period presented.

(2) A reconciliation has been provided to bridge from the income from Equity in net (loss)gain of investee to Matrix's standalone Net Income.

(3) Providence's equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018.